EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report on Form 10-K of Swank, Inc. (the "Company") for the fiscal year ended December 31, 2002 (the "Report"), the undersigned each hereby certifies that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 18, 2003	/s/ John A. Tulin

John A. Tulin, President (Chief Executive Officer)

Dated: April 18, 2003	/s/ Jerold R. Kassner

Jerold R. Kassner, Senior Vice President and Treasurer (Chief Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Swank, Inc. and will be retained by Swank, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.